                               SUBJECT TO REVISION
                      SERIES TERM SHEET, DATED JULY 9, 1999

                                  $961,976,000

                   TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST

                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                     SELLER
                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER

                   $303,000,000 ASSET BACKED NOTES, CLASS A-1
                   $284,000,000 ASSET BACKED NOTES, CLASS A-2
                   $334,093,000 ASSET BACKED NOTES, CLASS A-3
                     $26,454,000 ASSET BACKED NOTES, CLASS B
                     $14,429,000 ASSET BACKED NOTES, CLASS C

The trust will issue the following notes:

------------------------------------------------------------------------------------------------------------------
                              Initial         Interest        Accrual        First Interest        Final Scheduled
                             Principal          Rate         Method(2)        Payment Date           Payment Date
                              Amount
                             ------------     --------       ---------       --------------        ---------------
Class A-1 Notes(1).......    $303,000,000                    Actual/360     August 16, 1999        August 15, 2000
Class A-2 Notes (1)......    $284,000,000                      30/360       August 16, 1999       December 17, 2001
Class A-3 Notes (1)......    $334,093,000                      30/360       August 16, 1999        August 16, 2004
Class B Notes(1) ........     $26,454,000                      30/360       August 16, 1999        August 16, 2004
Class C Notes (1)........     $14,429,000                      30/360       August 16, 1999        August 16, 2004

(1)  The Class B Notes and Class C Notes are subordinated to the Class A Notes and the Class C Notes are subordinated to the Class B Notes, in each case to the extent described in this term sheet.

(2)  Interest generally will accrue on the Class A-1 Notes from Payment Date to Payment Date, and on the other notes from the 15th day of each month to the 15th day of the succeeding month.
-----------------------------------------------------------------------------------------------------------------

         The notes are asset backed securities issued by the trust. The notes are not obligations of Toyota Motor Credit Corporation, Toyota Motor Credit Receivables Corporation, Toyota Motor Sales, U.S.A., Inc. or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

         This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            JOINT GLOBAL COORDINATORS
GOLDMAN, SACHS & CO.                                        MERRILL LYNCH & CO.
            CO-MANAGERS WITH RESPECT TO THE CLASS A-2 NOTES AND CLASS A-3 NOTES BEAR, STEARNS & CO., INC.
              CREDIT SUISSE FIRST BOSTON
                                  LEHMAN BROTHERS
                                         MORGAN STANLEY DEAN WITTER
                                                           SALOMON SMITH BARNEY

                                SUMMARY OF TERMS

         THE FOLLOWING INFORMATION HIGHLIGHTS SELECTED INFORMATION THAT WILL BE CONTAINED IN AND DESCRIBED IN GREATER DETAIL IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS AND PROVIDES A GENERAL OVERVIEW OF THE TERMS OF THE NOTES AND THE CERTIFICATES. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY, LIMITED IN NATURE, AND MAY BE CHANGED. THE INFORMATION CONTAINED IN THIS TERM SHEET WILL BE SUPERSEDED BY INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO THE OFFERING OF THE NOTES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, YOU SHOULD READ CAREFULLY THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. BOTH DOCUMENTS CONTAIN INFORMATION YOU SHOULD CONSIDER WHEN MAKING YOUR INVESTMENT DECISION.


ISSUER
   Toyota Auto Receivables 1999-A Owner Trust.


SELLER
   Toyota Motor Credit Receivables Corporation.


SERVICER
   Toyota Motor Credit Corporation.


INDENTURE TRUSTEE
   U.S. Bank National Association.


OWNER TRUSTEE
   U.S. Bank National Association.


CLOSING DATE On or about July 22, 1999.


CUTOFF DATE
   July 1, 1999.


THE NOTES
   Class A-1 ___% Asset Backed Notes in the aggregate initial principal amount of $303,000,000.


   Class A-2 ___% Asset Backed Notes in the aggregate initial principal amount of $284,000,000.


   Class A-3 ___% Asset Backed Notes in the aggregate initial principal amount of $334,093,000.

   Class B ___% Asset Backed Notes in the aggregate initial principal amount of $26,454,000.


   Class C ___% Asset Backed Notes in the aggregate initial principal amount of $14,429,000.


THE CERTIFICATES
   The trust will also issue asset backed certificates in the aggregate principal amount of $586.54, evidencing fractional undivided interests in the trust, including the right to payment of certain available amounts in excess of those necessary to make payments on the notes on each payment date to the extent specified in this term sheet. The certificates will not bear interest. The certificates are not offered by this term sheet.


THE RECEIVABLES
   On the closing date the trust will purchase a pool of new and used automobile and light duty truck retail installment sales contracts originated by Toyota and Lexus dealers having an aggregate principal balance of $961,976,586.54 as of the cutoff date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to Toyota Motor Credit Corporation and will be resold by Toyota Motor Credit Corporation to Toyota Motor Credit Receivables Corporation, who will sell them to the trust. Additional information about the receivables follows this summary section.


TERMS OF THE SECURITIES
A. PAYMENT DATES
   The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing August 16, 1999.


B. COLLECTION PERIODS
   The calendar month preceding the related payment date.


C. INTEREST RATES
   The notes will have fixed interest rates. The certificates will not bear interest.

D. INTEREST ACCRUAL
   The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) a payment date to (but excluding) the next payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) August 16, 1999.

   All other notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the closing date to (but excluding) August 15, 1999.

E. PAYMENT PRIORITIES
   On each payment date, the trust will make payments from collections on the receivables during the related collection period and, if necessary, from amounts withdrawn from the reserve account. Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments in the following order of priority:

     1. SERVICING FEE - the servicing fee payable to the servicer;

     2. CLASS A NOTE INTEREST - accrued and unpaid interest on the Class A-1, Class A-2 and Class A-3 Notes (on a pro rata basis);

     3. FIRST ALLOCATION OF PRINCIPAL - to the principal distribution account, an amount equal to the excess, if any, of (x) the principal balances of the Class A Notes as of the close of business on the prior payment date over (y) the principal balance of the receivables as of the end of the related collection period;

     4. CLASS B NOTE INTEREST - accrued and unpaid interest on the Class B
Notes;

     5. SECOND ALLOCATION OF PRINCIPAL - to the principal distribution account, an amount equal to the excess, if any, of (x) the principal balances of the Class A and Class B Notes as of the close of business on the prior payment date over (y) the principal balance of the receivables as of the end of the related collection period, less any amounts deposited in the principal distribution account under clause (3) above;

     6. CLASS C NOTE INTEREST - accrued and unpaid interest on the Class C
Notes;

     7. REGULAR ALLOCATION OF PRINCIPAL - to the principal distribution account, an amount equal to the excess, if any, of (x) the sum of the principal balances of the notes and the certificates as of the close of business on the prior payment date over (y) the principal balance of the receivables as of the end of the related collection period, less any amounts deposited in the principal distribution account under clauses
        (3) and (5) above;

     8. RESERVE ACCOUNT DEPOSIT - to the reserve account, the amount, if any, necessary to cause the balance of funds therein to equal the required balance described under "Reserve Account" below; and

     9. EXCESS AMOUNTS - any remaining amounts will be distributed to the certificates.

   ALLOCATIONS OF PRINCIPAL - On each payment date, from the amounts deposited into the principal distribution account from the allocations of principal described in clauses (3), (5) and (7) above, the trust will pay principal of the securities in the following priority:

     1. to the Class A-1 Notes until they are paid in full;

     2. to the Class A-2 Notes until they are paid in full;

     3. to the Class A-3 Notes, the amount required to reduce the principal of the Class A-3 Notes to 89.097% of the excess of the principal balance of the receivables as of the end of the related collection period over the certificate balance;

     4. to the Class B Notes, the amount required to reduce the principal of the Class B Notes to 7.055% of the excess of the principal balance of the receivables as of the end of the related collection period over the certificate balance;

     5. to the Class C Notes, the amount required to reduce the principal of the Class C Notes to 3.848% of the excess of the principal balance of the receivables as of the end of the related collection period over the certificate balance;

     6. after the Class A-3, Class B and Class C Notes are paid in full, to the certificates until they are paid in full, together with any remaining funds.

F. PAYMENT PRIORITIES CHANGE UPON CERTAIN EVENTS OF DEFAULT
   After an event of default specified in the indenture relating to the payment of principal occurs, the payment of interest on any notes (if it lasts for 5 days or more and results in the acceleration of the notes) or the insolvency or dissolution of the seller, the trust will not: (i) make payments of principal or interest on the Class B or Class C Notes or the certificates until the Class A Notes have been paid in full; (ii) make payments of principal or interest on the Class C Notes or the certificates until the Class B Notes have been paid in full; or (iii) make payments on the certificates until the Class C Notes have been paid in full.

   After any other event of default specified in the indenture occurs that results in the acceleration of the notes, the trust will continue to pay interest and principal on notes and certificates on each payment date in the priorities set forth above under "Payment Priorities", but will not make payments of principal on (i) the Class B Notes until the Class A Notes have been paid in full; (ii) the Class C Notes until the Class B Notes have been paid in full; or (iii) the certificates until the Class C Notes have been paid in full.

   Under the circumstances described in the two preceding paragraphs, to the extent of collections (net of amounts paid to reimburse advances), advances and amounts on deposit in the reserve account, the Class A Notes will receive payments in respect of interest on a pro rata basis, then principal will be paid on the Class A-1 Notes until the Class A-1 Notes have been paid in full, and then principal will be paid on the Class A-2 and Class A-3 Notes on a pro rata basis, based on their outstanding principal balances, until the Class A-2 and Class A-3 Notes have been paid in full.

G. SUBORDINATION
   As long as the Class A Notes remain outstanding, (i) payments of interest on the Class B Notes will be subordinated to payments of interest on the Class A Notes and, in certain circumstances, to payments of principal on the Class A Notes, and (ii) payments of principal on the Class B Notes will be subordinated to payments of interest on the Class A Notes and, in certain circumstances, to payments of principal on the Class A Notes, in each case to the extent set forth above under "Payment Priorities" and "Payment Priorities Change Upon Certain Events of Default".

   As long as the Class B Notes remain outstanding, (i) payments of interest on the Class C Notes will be subordinated to payments of interest on the Class A Notes and Class B Notes and, in certain circumstances, to payments of principal on the Class A Notes and Class B Notes, and (ii) payments of principal on the Class C Notes will be subordinated to payments of interest on the Class A Notes and Class B Notes and, in certain circumstances, to payments of principal on the Class A Notes and Class B Notes, in each case to the extent set forth above under "Payment Priorities" and "Payment Priorities Change Upon Certain Events of Default".

   As long as any notes remain outstanding, payments on the certificates will be subordinated to payments of interest and principal on the notes.

H. RESERVE ACCOUNT
   On the closing date, the seller will deposit $7,214,824 (0.75% of the outstanding principal balance of the receivables as of the cutoff date) into the reserve account for the trust.

   On each payment date, if collections on the receivables and advances by the servicer are insufficient to pay the first six items listed under "Priority of Payments" above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

   If the principal balance of a class of notes is not paid in full on the related final scheduled payment date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

   The amount required to be on deposit in the reserve account at the close of business on any payment date will be $7,214,824, except that if charge-offs or delinquencies exceed specified levels, the required amount will be the greater of (i) $7,214,824 and (ii) 5.50% of the outstanding principal balance of the notes and certificates as of the preceding payment date (after giving effect to payments of principal made on such date). On each payment date, the trust will deposit the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance to the extent set forth above under "Payment Priorities".

I. FINAL SCHEDULED PAYMENT DATES
   The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled payment date specified on the cover of this term sheet.

J. OPTIONAL REDEMPTION; CLEAN-UP CALL
   The servicer may redeem the Class A-3, Class B and Class C Notes and the certificates in whole, but not in part, at a price equal to the unpaid principal amount of those notes and certificates plus any accrued and unpaid interest thereon, on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cutoff date.

MINIMUM DENOMINATIONS

The notes will be issued only in denominations of $1,000 or more.


REGISTRATION OF THE SECURITIES

Interests in the notes will be held through The Depository Trust Company in the United States, or Cedelbank or the Euroclear System in Europe or Asia. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

We expect the notes to be delivered through The Depository Trust Company, Cedelbank and Euroclear on or about July 22, 1999.


TAX STATUS

Subject to important considerations described in the prospectus supplement and prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the Class A Notes will be characterized as debt, the Class B Notes and Class C Notes should be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.


If you purchase the notes, you will agree to treat the notes as debt instruments.


ERISA CONSIDERATIONS

Subject to the important considerations described in the prospectus supplement and prospectus, the notes generally are eligible for purchase by employee benefit plans.

IF YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING THE PURCHASE OF NOTES, YOU SHOULD CONSULT WITH YOUR COUNSEL IN DETERMINING WHETHER ALL REQUIRED CONDITIONS HAVE BEEN SATISFIED.


ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS

The Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such notes under Rule 2a-7 and whether an investment in such notes satisfies such fund's investment policies and objectives.


RATINGS

It is a condition to the issuance of the securities that: (i) the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Group and "P-1" by Moody's Investors Service, Inc., (ii) the Class A-2 and Class A-3 Notes be rated "AAA" by Standard & Poor's Ratings Group and "Aaa" by Moody's Investors Service, Inc.,
(iii) the Class B Notes be rated "A" by Standard & Poor's Ratings Group and "A2" by Moody's Investors Service, Inc., and (iv) the Class C Notes be rated "BBB" by Standard & Poor's Ratings Group and "Baa3" by Moody's Investors Service, Inc.

                              THE RECEIVABLES POOL

         The receivables are required to meet certain selection criteria as of the cutoff date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new or used automobile or light duty truck;
(ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of scheduled payments of not less than 12 and not more than 72 and, as of the cutoff date, had a remaining number of scheduled payments of not less than 4 and not more than 54; (v) provides for the payment of a finance charge at an annual percentage rate ranging from 8 % to 15 %; (vi) does not have a payment that is more than 30 days past due as of the cutoff date; (vii) is not a receivable as to which payments ahead of 6 or more scheduled payments have been received from or on behalf of the related obligor; (viii) is being serviced by Toyota Motor Credit Corporation; (ix) to the best knowledge of the seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent; (x) does not relate to a vehicle that has been repossessed without reinstatement as of the cutoff date; (xi) does not relate to a vehicle as to which insurance has been force-placed as of the cutoff date; and
(xii) as of the cutoff date had a remaining principal balance of not less than $250 and not more than $50,000. Toyota Motor Credit Corporation does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas, Maryland or Puerto Rico will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

         As of the cutoff date, the average principal balance of the receivables was approximately $11,143.40. Based on the addresses of the originating dealers, the receivables have been originated in 47 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer. By aggregate principal balance as of the cutoff date, approximately 26.6% of the receivables constitute precomputed receivables and approximately 73.4% of the receivables constitute simple interest receivables. By aggregate principal balance as of the cutoff date and by number of receivables as of the cutoff date, respectively, approximately 61.4% and 55.8% of the receivables relate to new vehicles financed by Toyota Motor Credit Corporation. The remaining 38.6% (by aggregate principal balance as of the cutoff date) and 44.2% (by number as of the cutoff date) represent used vehicles financed by Toyota Motor Credit Corporation. Approximately 92.7% of the aggregate principal balance of the receivables as of the cutoff date represent financing of vehicles manufactured or distributed by Toyota Motor Corporation or its affiliates.

     The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cutoff date are as set forth the following

                         COMPOSITION OF THE RECEIVABLES

Total Cutoff Date Principal Balance                                                   $961,976,586.54
Number of Receivables                                                                 86,327
Average Cutoff Date Principal Balance                                                 $11,143.40
     Range of Cutoff Date Principal Balances                                          $298.58 to $46,031.65
Average Original Amount Financed                                                      $16,288.49
     Range of Original Amount Financed                                                $1,090.01 to $50,000.00
Weighted Average APR(1)                                                               9.85%
     Range of APRs                                                                    8.00% to 15.00%
Weighted Average Original Number of Scheduled Payments(1)                             57.57
     Range of Original Number of Scheduled Payments                                   12 to 72
Weighted Average Remaining Number of Scheduled Payments(1)                            39.46
     Range of Remaining Number of Scheduled Payments                                  4 to 54

-------------------

(1) Weighted by Principal Balance as of the Cutoff Date.

                                      DISTRIBUTION OF THE RECEIVABLES BY APR

                                                    PERCENTAGE OF TOTAL                           PERCENTAGE OF CUTOFF
                                     NUMBER OF            NUMBER               CUTOFF DATE                DATE
          RANGE OF APRS             RECEIVABLES       OF RECEIVABLES        PRINCIPAL BALANCE         POOL BALANCE
          -------------             -----------       --------------        -----------------         ------------
8.00% to 8.99%...............          30,073              34.8%             $375,474,534.31              39.0%
9.00% to 9.99%...............          22,726              26.3               251,500,078.28              26.1
10.00% to 10.99%.............          12,906              15.0               136,517,932.35              14.2
11.00% to 11.99%.............           9,021              10.4                94,438,137.66               9.8
12.00% to 12.99%.............           6,631               7.7                61,318,389.50               6.4
13.00% to 13.99%.............           2,707               3.1                23,542,127.97               2.4
14.00% to 15.00%.............           2,263               2.6                19,185,386.47               2.0
                                       ------            ------              ---------------            ------
      Total(1)...............          86,327             100.0%             $961,976,586.54             100.0%
                                       ------            ------              ---------------            ------
                                       ------            ------              ---------------            ------

(1) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                                   DISTRIBUTION OF THE RECEIVABLES BY STATE (1)

                                                     Percentage of          Cutoff Date                Percentage of
                                Number of            Total Number of        Principal                  Cutoff Date
STATE                           Receivables          Receivables            Balance                    Pool Balance
-----                           -----------------    -------------------    ----------------------     -----------------
Alabama....................             111                0.1%                $ 2,146,293.09                0.2%
Alaska.....................              60                0.1                     649,789.52                0.1
Arizona....................             878                1.0                  10,042,142.83                1.0
Arkansas...................           1,186                1.4                  12,727,088.39                1.3
California.................          24,892               28.8                 281,075,563.67               29.2
Colorado...................             854                1.0                  10,270,902.77                1.1
Connecticut................           2,261                2.6                  22,750,009.73                2.4
Delaware...................             523                0.6                   6,104,735.26                0.6
Florida....................             669                0.8                  12,200,601.12                1.3
Georgia....................             208                0.2                   4,163,682.33                0.4
Idaho......................              41                0.0                     444,446.40                0.0
Illinois...................           6,958                8.1                  77,495,566.08                8.1
Indiana....................             965                1.1                  10,303,233.08                1.1
Iowa.......................             323                0.4                   3,536,675.10                0.4
Kansas.....................             880                1.0                   9,722,684.36                1.0
Kentucky...................             181                0.2                   2,128,979.99                0.2
Louisiana..................           1,927                2.2                  20,646,803.26                2.1
Maine......................             149                0.2                   1,262,585.98                0.1
Massachusetts..............           4,703                5.4                  43,207,584.12                4.5
Michigan...................           1,451                1.7                  15,247,575.85                1.6
Minnesota..................             467                0.5                   5,767,380.44                0.6
Mississippi................             518                0.6                   5,576,533.61                0.6
Missouri...................           2,060                2.4                  22,994,984.96                2.4
Montana....................              55                0.1                     677,036.28                0.1
Nebraska...................             169                0.2                   1,965,071.92                0.2
Nevada.....................             388                0.4                   4,608,201.04                0.5
New Hampshire..............           1,688                2.0                  15,062,333.24                1.6
New Jersey.................           5,066                5.9                  60,220,436.44                6.3
New Mexico.................             459                0.5                   4,943,212.74                0.5
New York...................           5,441                6.3                  59,209,538.94                6.2
North Carolina.............             379                0.4                   6,973,802.19                0.7
North Dakota...............              23                0.0                     223,112.36                0.0
Ohio.......................           1,179                1.4                  12,942,353.93                1.3
Oklahoma...................             400                0.5                   4,913,998.12                0.5
Oregon.....................           1,113                1.3                  11,458,941.52                1.2
Pennsylvania...............           3,226                3.7                  37,265,372.23                3.9
Rhode Island...............             776                0.9                   7,173,317.90                0.7
South Carolina.............             132                0.2                   2,401,414.67                0.2
South Dakota...............              33                0.0                     337,254.75                0.0
Tennessee..................           2,351                2.7                  27,808,219.27                2.9
Utah.......................             259                0.3                   3,129,545.92                0.3
Vermont....................             519                0.6                   4,616,359.63                0.5
Virginia...................           7,380                8.5                  81,903,782.47                8.5
Washington.................           2,473                2.9                  27,455,592.41                2.9
West Virginia..............              56                0.1                     665,099.48                0.1
Wisconsin..................             478                0.6                   5,373,474.71                0.6
Wyoming....................              19                0.0                     183,272.44                0.0
                                     ------              ------               ---------------             ------
Total(2)...................          86,327              100.0%               $961,976,586.54              100.0%
                                     ------              ------               ---------------             ------
                                     ------              ------               ---------------             ------

(1) Based solely on the addresses of the originating Dealers.

(2) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is certain information concerning Toyota Motor Credit Corporation's experience with respect to its portfolio of new and used automobile and light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized. The information set forth below does not include retail installment sales contracts serviced by an independent finance company conducting business in five southeastern states of the United States for the years 1996, 1995 and 1994.

         The data presented in the following tables are for illustrative purposes only. There is no assurance that Toyota Motor Credit Corporation's delinquency, credit loss and repossession experience with respect to automobile and light duty truck retail installment sales contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below.


                        HISTORICAL DELINQUENCY EXPERIENCE

                                                                                      AT SEPTEMBER 30,
                               AT MARCH 31,        -----------------------------------------------------------------------------
                                   1999             1998              1997              1996              1995             1994
                               -----------         -------           -------           -------          -------          -------
Outstanding Contracts (1)....   681,492            667,639           605,632           574,439          517,325          514,120
Delinquencies as a
Percentage of Contracts
Outstanding (2)
     31-60 Days..............      1.28%              1.34%             1.79%             1.46%            1.25%            1.04%
     61-90 Days..............      0.08%              0.10%             0.16%             0.14%            0.11%            0.10%
     Over 90 Days............      0.07%              0.08%             0.10%             0.08%            0.06%            0.06%

------------------------

(1)    Number of contracts outstanding at end of period.

(2) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related payment date.

                      NET LOSS AND REPOSSESSION EXPERIENCE

                             (dollars in thousands)

----------------------------------------------------------------------------------------------------------------------------------
                                               FOR THE SIX                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                              MONTHS ENDED    --------------------------------------------------------------------
                                             MARCH 31, 1999       1998          1997          1996         1995            1994
                                             --------------   -----------    ----------    ----------   -----------    -----------
Principal Amount Outstanding (1).............    $8,314,229    $8,075,636    $6,795,213    $5,930,100    $4,930,711    $4,757,142
Average Principal Amount Outstanding (2).....    $8,194,933    $7,435,425    $6,362,657    $5,430,406    $4,843,927    $4,477,758
Number of Contracts Outstanding .............       681,492       667,639       605,632       574,439       517,325       514,120
Average Number of Contracts Outstanding (2)         674,566       636,636       590,036       545,882       515,723       499,830
Number of  Repossessions (3).................         5,359        10,906        10,994         8,981         8,438         8,386
Number of Repossessions as a
Percent of the Number of
Contracts Outstanding........................      1.57%(6)         1.63%         1.82%         1.56%         1.63%         1.63%
Number of Repossessions as a
Percent of the Average
Number of Contracts Outstanding..............      1.59%(6)         1.71%         1.86%         1.65%         1.64%         1.68%
Gross Charge-Offs (4)........................       $26,414       $56,956       $51,191       $33,017       $27,282       $22,748
Recoveries (5)...............................        $4,078        $7,898        $6,864        $6,604        $5,957        $6,564
Net Losses...................................       $22,336       $49,058       $44,327       $26,413       $21,325       $16,184
Net Losses as a Percentage of
Principal Amount Outstanding.................      0.54%(6)         0.61%         0.65%         0.45%         0.43%         0.34%
Net Losses as a Percentage of
Average Principal Amount Outstanding.........      0.55%(6)         0.66%         0.70%         0.49%         0.44%         0.36%
---------------------------------------------------------------------

(1) Principal Amount Outstanding includes payoff amount for simple interest contracts and net principal amount for precomputed contracts and unamortized dealer reserve for all contracts.
(2) Average of the principal amount or number of contracts outstanding as of the beginning and end of the indicated periods.
(3)  Includes bankrupt repossessions but excludes bankruptcies.
(4) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(5) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(6)  Annualized.

                     WEIGHTED AVERAGE LIFE OF THE SECURITIES

         Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

         As the rate of payment of principal of each class of securities will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the notes will be borne exclusively by the holders of such notes.

         The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (iii) payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each payment date is the required amount described in the summary under "Reserve Account" and
(v) the servicer exercises its option to purchase the receivables on the earliest payment date on which such option may be exercised. The hypothetical pools each have an assumed cutoff date of July 1, 1999. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

         The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                                                                               REMAINING
                                                                                                TERM TO      ORIGINAL TERM
                                NUMBER OF          AGGREGATE PRINCIPAL                         MATURITY       TO MATURITY
          POOL                 RECEIVABLES               BALANCE                 APR          (IN MONTHS)     (IN MONTHS)
          ----                 -----------         -------------------           ---          -----------     -----------
1...................               4,911            $ 26,772,198.23               9.699%           16             33
2...................               1,615              16,281,886.15               9.562            29             36
3...................               4,123              23,480,469.28               9.879            20             47
4...................               4,964              46,581,544.54               9.902            31             48
5...................               2,874              35,141,079.01               9.792            41             48
6...................               5,898              32,876,196.18              10.008            19             60
7...................              20,721             201,832,731.60               9.903            32             60
8...................              27,096             353,308,101.47               9.892            43             60
9...................              14,125             225,702,380.08               9.745            51             60
                                  ------            ---------------
                                  86,327            $961,976,586.54
                                  ------            ---------------
                                  ------            ---------------

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.



      PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                         CLASS A-1 NOTES                         CLASS A-2 NOTES                        CLASS A-3 NOTES
                ----------------------------------    ----------------------------------     -----------------------------------
 PAYMENT DATE   0.50%     1.00%    1.50%     1.80%    0.50%    1.00%     1.50%     1.80%     0.50%     1.00%     1.50%     1.80%
 ------------   -----     -----    -----     -----    -----    -----     -----     -----     -----     -----     -----     -----
 Closing Date  100.00    100.00   100.00    100.00   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
    8/15/99     90.76     88.65    85.89     83.67   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
    9/15/99     81.55     77.43    72.05     67.74   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
   10/15/99     72.36     66.35    58.50     52.22   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
   11/15/99     63.19     55.40    45.23     37.13   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
   12/15/99     54.05     44.58    32.26     22.45   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
    1/15/00     44.93     33.91    19.58      8.21   100.00   100.00    100.00    100.00    100.00    100.00    100.00    100.00
    2/15/00     35.84     23.37     7.20      0.00   100.00   100.00    100.00     94.02    100.00    100.00    100.00    100.00
    3/15/00     26.77     12.98     0.00      0.00   100.00   100.00     94.79     79.76    100.00    100.00    100.00    100.00
    4/15/00     17.73      2.73     0.00      0.00   100.00   100.00     82.23     65.97    100.00    100.00    100.00    100.00
    5/15/00      8.72      0.00     0.00      0.00   100.00    92.13     70.00     52.66    100.00    100.00    100.00    100.00
    6/15/00      0.00      0.00     0.00      0.00    99.71    81.51     58.10     39.84    100.00    100.00    100.00    100.00
    7/15/00      0.00      0.00     0.00      0.00    90.16    71.05     46.55     27.52    100.00    100.00    100.00    100.00
    8/15/00      0.00      0.00     0.00      0.00    80.63    60.75     35.34     15.69    100.00    100.00    100.00    100.00
    9/15/00      0.00      0.00     0.00      0.00    71.14    50.62     24.47      4.38    100.00    100.00    100.00    100.00
   10/15/00      0.00      0.00     0.00      0.00    61.68    40.65     13.96      0.00    100.00    100.00    100.00     95.19
   11/15/00      0.00      0.00     0.00      0.00    52.25    30.86      3.81      0.00    100.00    100.00    100.00     87.49
   12/15/00      0.00      0.00     0.00      0.00    43.43    21.73      0.00      0.00    100.00    100.00     95.79     80.38
    1/15/01      0.00      0.00     0.00      0.00    34.64    12.77      0.00      0.00    100.00    100.00     88.95     73.59
    2/15/01      0.00      0.00     0.00      0.00    25.88     3.98      0.00      0.00    100.00    100.00     82.37     67.11
    3/15/01      0.00      0.00     0.00      0.00    17.74     0.00      0.00      0.00    100.00     96.81     76.18     60.96
    4/15/01      0.00      0.00     0.00      0.00    10.02     0.00      0.00      0.00    100.00     90.97     70.37     55.22
    5/15/01      0.00      0.00     0.00      0.00     2.33     0.00      0.00      0.00    100.00     85.23     64.79     49.78
    6/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     95.96     79.60     59.43     44.66
    7/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     90.18     74.09     54.29     39.85
    8/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     84.42     68.69     49.39     35.35
    9/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     78.69     63.40     44.72     31.18
   10/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     72.99     58.23     40.28     27.34
   11/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     67.30     53.17     36.07      0.00
   12/15/01      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     61.65     48.24     32.11      0.00
    1/15/02      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     56.16     43.54     28.48      0.00
    2/15/02      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     50.69     38.96      0.00      0.00
    3/15/02      0.00      0.00     0.00      0.00     0.00     0.00      0.00      0.00     45.63     34.78      0.00      0.00


                                       12


                         CLASS A-1 NOTES                         CLASS A-2 NOTES                        CLASS A-3 NOTES
                -----------------------------------    ----------------------------------     -----------------------------------
 PAYMENT DATE   0.50%     1.00%     1.50%     1.80%    0.50%    1.00%     1.50%     1.80%     0.50%     1.00%     1.50%     1.80%
 ------------   -----     -----     -----     -----    -----    -----     -----     -----     -----     -----     -----     -----
    4/15/02      0.00      0.00      0.00      0.00     0.00     0.00      0.00      0.00     42.15     31.76      0.00      0.00
    5/15/02      0.00      0.00      0.00      0.00     0.00     0.00      0.00      0.00     38.68     28.81      0.00      0.00
    6/15/02      0.00      0.00      0.00      0.00     0.00     0.00      0.00      0.00     35.23     25.93      0.00      0.00
    7/15/02      0.00      0.00      0.00      0.00     0.00     0.00      0.00      0.00     31.79      0.00      0.00      0.00
    8/15/02      0.00      0.00      0.00      0.00     0.00     0.00      0.00      0.00     28.37      0.00      0.00      0.00
    9/15/02      0.00      0.00      0.00      0.00     0.00     0.00      0.00      0.00      0.00      0.00      0.00      0.00
   Weighted
 Average Life
  (years) (1)    0.48      0.40      0.33      0.29     1.39     1.20      1.00      0.88       2.63      2.42      2.08      1.85
   Weighted
 Average Life
 (years)(1)(2)   0.48      0.40      0.33      0.29     1.39     1.20      1.00      0.88       2.74      2.53      2.22      1.97

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related payment date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the servicer does not exercise its option to purchase the receivables.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                        CLASS B NOTES                                   CLASS C NOTES
                         ---------------------------------------         ---------------------------------------
    PAYMENT DATE          0.50%      1.00%      1.50%      1.80%          0.50%      1.00%      1.50%      1.80%
    ------------          -----      -----      -----      -----          -----      -----      -----      -----
    Closing Date         100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      8/15/99            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      9/15/99            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      10/15/99           100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      11/15/99           100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      12/15/99           100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      1/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      2/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      3/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      4/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      5/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      6/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      7/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      8/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      9/15/00            100.00     100.00     100.00     100.00         100.00     100.00     100.00     100.00
      10/15/00           100.00     100.00     100.00      95.19         100.00     100.00     100.00      95.19
      11/15/00           100.00     100.00     100.00      87.49         100.00     100.00     100.00      87.49
      12/15/00           100.00     100.00      95.79      80.38         100.00     100.00      95.79      80.38
      1/15/01            100.00     100.00      88.95      73.59         100.00     100.00      88.95      73.59
      2/15/01            100.00     100.00      82.37      67.11         100.00     100.00      82.37      67.11
      3/15/01            100.00      96.81      76.18      60.96         100.00      96.81      76.18      60.96
      4/15/01            100.00      90.97      70.37      55.22         100.00      90.97      70.37      55.22
      5/15/01            100.00      85.23      64.79      49.78         100.00      85.23      64.79      49.78
      6/15/01             95.96      79.60      59.43      44.66          95.96      79.60      59.43      44.66
      7/15/01             90.18      74.09      54.29      39.85          90.18      74.09      54.29      39.85
      8/15/01             84.42      68.69      49.39      35.35          84.42      68.69      49.39      35.35



                                       13

                                        CLASS B NOTES                                   CLASS C NOTES
                         ---------------------------------------         ---------------------------------------
    PAYMENT DATE          0.50%      1.00%      1.50%      1.80%          0.50%      1.00%      1.50%      1.80%
    ------------          -----      -----      -----      -----          -----      -----      -----      -----
      9/15/01             78.69      63.40      44.72      31.18          78.69      63.40      44.72      31.18
      10/15/01            72.99      58.23      40.28      27.34          72.99      58.23      40.28      27.34
      11/15/01            67.30      53.17      36.07       0.00          67.30      53.17      36.07       0.00
      12/15/01            61.65      48.24      32.11       0.00          61.65      48.24      32.11       0.00
      1/15/02             56.16      43.54      28.48       0.00          56.16      43.54      28.48       0.00
      2/15/02             50.69      38.96       0.00       0.00          50.69      38.96       0.00       0.00
      3/15/02             45.63      34.78       0.00       0.00          45.63      34.78       0.00       0.00
      4/15/02             42.15      31.76       0.00       0.00          42.15      31.76       0.00       0.00
      5/15/02             38.68      28.81       0.00       0.00          38.68      28.81       0.00       0.00
      6/15/02             35.23      25.93       0.00       0.00          35.23      25.93       0.00       0.00
      7/15/02             31.79       0.00       0.00       0.00          31.79       0.00       0.00       0.00
      8/15/02             28.37       0.00       0.00       0.00          28.37       0.00       0.00       0.00
      9/15/02              0.00       0.00       0.00       0.00           0.00       0.00       0.00       0.00
  Weighted Average
  Life (years)(1)          2.63       2.42       2.08       1.85           2.63       2.42       2.08       1.85
  Weighted Average
 Life (years)(1)(2)        2.74       2.53       2.22       1.97           2.74       2.53       2.22       1.97

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related payment date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the receivables.



                                       14